UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2004

OCEANEERING INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11911 FM 529 Houston, TX	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 329-4500

N/A

(Former name or former address, if changed since last report)

Item 9.	Regulation FD Disclosure.

On May 5, 2004, John R. Huff, our Chief Executive Officer, will make a presentation at the Baird 2004 Growth Stock Conference in Chicago, IL. The presentation, entitled “Baird 2004 Growth Stock Conference May 5, 2004” is available on our web site, www.oceaneering.com, by first visiting our Shareholder Information page and then choosing Company Presentations and Interviews.

Please note that certain information contained in the presentation, as well as certain written and oral statements made or incorporated by reference from time to time by us or our representatives in our reports and filings with the Securities and Exchange Commission, news releases, conferences, teleconferences, web postings or otherwise, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the “Safe Harbor” provisions of those statutes. Forward-looking statements include, projections and estimates concerning the timing and success of specific projects and our future backlog, continued umbilical market demand growth, anticipated timetable for our Panama City, FL umbilical facility becoming operational, the benefit of our 2004 umbilical plant capacity plant expansion, increase in floating rig demand, profit improvements from our Subsea Projects and Inspection segments and our Medusa Spar investment, results from our acquisition of the ROV drill support business of Stolt Offshore S.A., revenue, income and capital spending. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “plan,” “forecast,” “budget,” “goal” or other words that convey the uncertainty of future events or outcomes. These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	the continued strength of the industry segments in which we are involved;

•	decisions about offshore developments to be made by oil and gas companies;

•	the highly competitive nature of our businesses;

•	our future financial performance, including availability, terms and deployment of capital;

•	the continued availability of qualified personnel;

•	operating risks normally incident to offshore exploration, development and production operations;

•	changes in, or our ability to comply with, government regulations, including those relating to the environment;

•	rapid technological changes; and

•	social, political and economic situations in foreign countries where we do business and the possibilities of war, other armed conflicts or terrorist attacks.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

We do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

By:	/s/ MARVIN J. MIGURA	Date: May 5, 2004

Marvin J. Migura
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer)